Exhibit 10.1

RELIANCE STEEL & ALUMINUM CO.

RSAC MANAGEMENT CORP.

FOURTH AMENDMENT
TO CREDIT AGREEMENT

     This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”) is dated as of December 6, 2004 and entered into by and among Reliance Steel & Aluminum Co., a California corporation (“RSA”), RSAC Management Corp., a California corporation (“RSAC Management” and together with RSA, jointly and severally, the “Borrowers” and individually, a “Borrower”), the financial institutions listed on the signature pages hereof (the “Lenders”) and Bank of America, N.A., as administrative agent for Lenders (the “Administrative Agent”), and, for purposes of Section 5 hereof, the Guarantors (as defined in Section 5 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of October 24, 2001, as amended by the First Amendment to Credit Agreement dated as of April 1, 2002, the Second Amendment to Credit Agreement dated as of February 19, 2003, and the Third Amendment to Credit Agreement dated as of July 1, 2003 (as amended, the “Credit Agreement”), by and among the Borrowers, Lenders and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

     WHEREAS, the Borrowers and the Lenders desire to amend the Credit Agreement to make certain amendments as set forth below;

     NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

     1.1 Amendments to Section 7: Company’s Negative Covenants.

     Subsection 7.16 of the Credit Agreement is hereby amended by deleting clause (c) thereof in its entirety and substituting the following therefor:

     “(c) cash dividends payable to RSA stockholders and purchases, redemptions or other acquisitions of shares of RSA capital stock or warrants, rights or options to acquire any such shares, for cash not exceeding an amount equal to (i) in any Fiscal Year, 25% of Net Income earned in the immediately preceding Fiscal Year, provided that for the purposes of this subsection 7.16(c)(i), the Net Income for the Fiscal Year ended December 31, 2002 shall include a pro forma adjustment so that the net income of any Subsidiary acquired in 2002 is included in Net Income for the full Fiscal Year 2002, but no more than $3,000,000 in any Fiscal Quarter or (ii) in any Fiscal Quarter, so long as (x) EBITDA of RSA and its Subsidiaries on a consolidated basis for the immediately preceding Fiscal Quarter was at least $30,000,000 and (y) the Leverage Ratio as of the last day of the immediately preceding Fiscal Quarter was less than 3.00 to 1.00, $3,000,000; provided that if a dividend permitted by this Section 7.16(c) to be paid in any Fiscal Quarter is declared but not paid in such Fiscal Quarter, such dividend may be paid in the immediately following Fiscal Quarter without reducing the amount otherwise permitted by this Section 7.16(c) to be paid in such following Fiscal Quarter; provided further that immediately after giving effect to any such proposed action, no Default or Event of Default would exist.”

Section 2. CONDITIONS TO EFFECTIVENESS

     This Fourth Amendment shall become effective as of July 1, 2004 upon the execution of counterparts hereof by the Borrowers, the Guarantors, the Administrative Agent and counterparts of the Lenders constituting Requisite Lenders and receipt by the Borrowers and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

Section 3. BORROWERS’ REPRESENTATIONS AND WARRANTIES

     In order to induce Lenders to enter into this Fourth Amendment and to amend the Credit Agreement in the manner provided herein, the Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

     3.1 Corporate Power and Authority. Each Borrower Party has all requisite corporate power and authority to enter into this Fourth Amendment and the Loan Documents to which it is party, and to carry out the transactions contemplated thereby, and to perform its respective obligations under the applicable Loan Documents and the Credit Agreement as amended by this Fourth Amendment (the “Amended Agreement”).

     3.2 Authorization of Agreements. The execution and delivery of this Fourth Amendment and the Loan Documents, and the performance of the Amended Agreement and the other Loan Documents to which it is a party, have been duly authorized by all necessary corporate action on the part of each Borrower Party.

     3.3 No Conflict. The execution and delivery by each Borrower Party of this Fourth Amendment and the Loan Documents and the performance by each Borrower Party of the Loan Documents to which it is a party do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to such Borrower Party, the Certificate or Articles of Incorporation or Bylaws of such Borrower Party or any order, judgment or decree of any court or other agency of government binding on such Borrower Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of such Borrower Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of such Borrower Party (other than Liens created or permitted under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of such Borrower Party that has not been obtained.

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     3.4 Governmental Consents. No authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Authority is or will be required to authorize or permit under applicable Laws the execution, delivery and performance by each Borrower Party of this Fourth Amendment and the Loan Documents to which it is a party.

     3.5 Binding Obligation. This Fourth Amendment and each of the Loan Documents to which a Borrower Party is a party will, when executed and delivered by such party, constitute the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

     3.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of the Fourth Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     3.7 Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Fourth Amendment or any of the Loan Documents that would constitute an Event of Default or a Potential Event of Default.

Section 4. MISCELLANEOUS

     4.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

     A. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

     B. Except as specifically amended by this Fourth Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     C. The execution, delivery and performance of this Fourth Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

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     4.2 Fees and Expenses. Borrowers acknowledge that all costs, fees and expenses as described in subsection 10.3 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Fourth Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

     4.3 Headings. Section and subsection headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose or be given any substantive effect.

     4.4 Applicable Law. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (INCLUDING WITHOUT LIMITATION SECTION 1646.5 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     4.5 Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

Section 5. ACKNOWLEDGEMENT AND CONSENT

     Each guarantor listed on the signatures pages hereof (each, a “Guarantor”) hereby acknowledges and agrees that the Master Subsidiary Guaranty to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Fourth Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

     Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Fourth Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Fourth Amendment and (ii) nothing in the Credit Agreement, this Fourth Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

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     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

RELIANCE STEEL & ALUMINUM CO., RSAC MANAGEMENT CORP., each a California corporation
By:	/s/ David H. Hannah
	Name:	David H. Hannah
	Title:	Chief Executive Officer of each of the foregoing

By:	/s/ Karla Lewis
	Name:	Karla Lewis
	Title:	Executive Vice President and Chief Financial Officer of each of the foregoing

For the purposes of Section 5 hereof:

ALLEGHENY STEEL DISTRIBUTORS, INC.
ALUMINUM AND STAINLESS, INC.
AMI METALS, INC.
CCC STEEL, INC.
CENTRAL PLAINS STEEL CO.
CHATHAM STEEL CORPORATION
DURRETT SHEPPARD STEEL CO., INC.
PHOENIX CORPORATION
PACIFIC METAL COMPANY
PDM STEEL SERVICE CENTERS, INC.
TOMA METALS, INC.
VIKING MATERIALS, INC.

By:	/s/ Karla Lewis
	Name:	Karla Lewis
	Title:	Vice President and Secretary of each of the foregoing

AMERICAN METALS CORPORATION LIEBOVICH BROS., INC. SISKIN STEEL & SUPPLY COMPANY, INC. PRECISION STRIP, INC.
By:	/s/ Karla Lewis
	Name:	Karla Lewis
	Title:	Vice President and Assistant Secretary of each of the foregoing

LUSK METALS SERVICE STEEL AEROSPACE CORP. VALEXCORP.
By:	/s/ Karla Lewis
	Name:	Karla Lewis
	Title:	Chief Financial Officer and Secretary of each of the foregoing

AMERICAN STEEL, L.L.C.
By:	/s/ Craig A. Schwartz
	Name:	Craig A. Schwartz
	Title:	President and Chief Executive Officer

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Ken Puro
	Name:	Ken Puro
	Title:	Vice President

BANK OF AMERICA, N.A., as Issuing Lender and a Lender
By:	/s/ Robert Troutman
	Name:	Robert Troutman
	Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, formerly known as First Union National Bank, as Syndication Agent and as a Lender
By:	/s/Nathan R. Rantala
	Name:	Nathan R. Rantala
Title:

THE CHASE MANHATTAN BANK, as a Lender
By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ Gail I Boyle
	Name:	Gail I Boyle
Title:

COMERICA WEST INCORPORATED, as a Lender
By:	/s/ Elise Walker
	Name:	Elise Walker
Title:

CREDIT SUISSE FIRST BOSTON, as a Lender
By:	/s/ Phillip Ho
	Name:	Phillip Ho
Title:

By:	/s/ Cassandra Droogan
	Name:	Cassandra Droogan
Title:

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ John E. Burda
	Name:	John E. Burda
Title:

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

FIFTH THIRD BANK, as a Lender
By:	/s/ Gary Losey
	Name:	Gary Losey
Title:

MIZUHO CORPORATE BANK, LTD., formerly known as The Industrial Bank of Japan, Limited, as a Lender
By:
Name:
Title:

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